Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

(the “Fund”)

Maxim T. Rowe Price Equity/Income Portfolio

(the “Portfolio”)

Supplement dated July 1, 2011 to the Prospectus for the Portfolio, dated May 1, 2011

The following is added to the “Management and Organization” section on page 5 of the Prospectus:

Legal Proceedings

The Fund was named as a defendant and a putative member of a proposed defendant class of shareholders in a lawsuit filed on June 2, 2011, in the U.S. District Court for the District of Colorado, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The Portfolio was also named as a defendant. The lawsuit was brought by Deutsche Bank Trust Company Americas, Law Debenture Trust Company of New York, and Wilmington Trust Company, in their respective capacities as successor indenture trustees for certain debt securities, on behalf of the holders of such securities, and relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as constructively fraudulent transfers under various state laws.

On June 23, 2011, the Court dismissed the lawsuit for lack of subject matter jurisdiction. Because the lawsuit was dismissed “without prejudice,” the plaintiffs may seek to reinstate it by filing an amended complaint. The Fund cannot predict whether the lawsuit will be reinstated or what the outcome will be if it were to be reinstated. The complaint alleges no misconduct by the Fund or the Portfolio or any member of the putative defendant class, and the Fund and the Portfolio intend to vigorously defend themselves in the lawsuit if it is reinstated. If the lawsuit were to be reinstated and decided in a manner adverse to the Portfolio, or if the Portfolio were to enter into a settlement, the payment of such judgment or settlement could have a material adverse effect on the Portfolio’s net asset value.

As of June 29, 2011, the Portfolio had total net assets of $692,639,223. The value of the proceeds received by the Portfolio in connection with the leveraged buyout is approximately $14,059,000.

This Supplement must be accompanied by, or read in conjunction with,

the current Prospectus for the Portfolio dated May 1, 2011.

Please keep this Supplement for future reference.